                                                                       Exhibit 1
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                             JOINT FILING AGREEMENT
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         In connection with the beneficial ownership of shares of common stock, $1.00 par value, of Trinity Industries, Inc., Thrall Investment Company, L.L.C., a Delaware limited liability company, Thrall Car Management Company, Inc., a Delaware corporation, and Craig J. Duchossois hereby agree to the joint filing on behalf of such persons of all filings, including the filing of a Schedule 13D and all amendments thereto under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), required under the Exchange Act pursuant to which joint filing statements are permitted.

         IN WITNESS WHEREOF, the undersigned have caused this Joint Filing Agreement to be executed as of November 5, 2001.

                                          THRALL INVESTMENT COMPANY, L.L.C.


                                          By:   /s/ ROBERT L. FEALY
                                              ----------------------------------
                                              Name:  Robert L. Fealy
                                              Title: Chief Operating Officer,
                                                     Chief Financial Officer
                                                     and Treasurer

                                          THRALL CAR MANAGEMENT COMPANY, INC.

                                          By:   /s/ ROBERT L. FEALY
                                              ----------------------------------
                                              Name:  Robert L. Fealy
                                              Title: Vice President and
                                                     Secretary

                                          /s/ CRAIG J. DUCHOSSOIS
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                                         Craig J. Duchossois